Securities and Exchange Commission

                       Washington D.C. 20549


                             Form 8-K/A

                         (AMENDMENT NO. 3)

                          Current Report



                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


       Date of Report (Date of the earliest event reported)


                          June 28, 1996

                        __________________

                         The Stephan Co.





   Florida                     1-4436               59-0676812

(State or other             (Commission File     (I.R.S. Employer
 jurisdiction of               Number)            Identification
 incorporation)                                        Number)


         1850 W. McNab Road
     Fort Lauderdale, Florida                        33309
(Address of principle executive offices)           (Zip Code)






                           (954) 971-0600

         (Registrant's telephone number, including area code)







     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

      (a) Revised audited financial statements for the period May 18, 1994 (Inception) through December, 1994 and for the year ended December 31, 1995.

           Revised unaudited financial statements for the interim period January 1, 1996 through June 27, 1996 (Date of acquisition).









                 SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                 AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                 FOR THE YEAR ENDED DECEMBER 31, 1995 AND

        THE PERIOD FROM INCEPTION MAY 18, 1994 TO DECEMBER 31, 1994




































                SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                 AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                 FOR THE YEAR ENDED DECEMBER 31, 1995 AND

        THE PERIOD FROM INCEPTION MAY 18, 1994 TO DECEMBER 31, 1994










                                CONTENTS


                                                        Page

           Accountants' Report                            1

           Balance Sheets                                 2

           Statements of Operations                       4

           Statements of Retained Earnings (Deficit)      8

           Statements of Cash Flows                       9

           Notes to Financial Statements                 13




























                        Will, Gallagher & Pitzer, Inc.
                        Certified Public Accountants
                          Suite 110, Manor Oak II
                             1910 Cochran Road
                          Pittsburgh, PA.  15220




                        INDEPENDENT AUDITORS' REPORT






To the Board of Directors & Stockholders of
   SORBIE ACQUISITION COMPANY AND SUBSIDIARIES
Pittsburgh, Pennsylvania

We have audited the accompanying combined balance sheets of SORBIE ACQUISITION COMPANY AND SUBSIDIARIES as of December 31, 1995 and December 31, 1994, and the related combined statements of operations, retained earnings, and cash flows for the year and period then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of SORBIE ACQUISITION COMPANY AND SUBSIDIARIES as of December 31, 1995 and December 31, 1994, and the results of its operations and its cash flows for the year and period then ended in conformity with generally accepted accounting principles.

As discussed in Note O to the financial statements, certain facts of a royalty agreement were misinterpreted as of December 31, 1995 and 1994. The corrections have been made in these financial statements.






Pittsburgh, Pennsylvania
September 27, 1996


                  SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1995 AND 1994

                                    ASSETS



                                         1995              1994
                                     ___________        ___________
CURRENT ASSETS
  Cash                               $    29,087        $ 165,415
  Accounts receivable                    513,228          731,198
  Net of allowance for doubtful
    accounts of $217,965 and
    $0 respectively
  Inventory - Note A and B               855,616        1,251,354
  Prepaid expenses                        35,795           17,500
  Prepaid royalty                         14,410          103,117
  Deferred income taxes - Note G               0                0
                                     ___________      ___________
     TOTAL CURRENT ASSETS              1,448,136        2,268,584
                                     ___________      ___________

PROPERTY AND EQUIPMENT - Note A and E
  Automobile                              43,000           23,500
  Furniture and fixtures                  51,841           44,788
  Leasehold improvements                   2,449            2,449
                                     ___________      ___________
                                          97,290           70,737
  Less: Accumulated depreciation          32,340            8,842
                                     ___________      ___________
     NET PROPERTY AND EQUIPMENT           64,950           61,895
                                     ___________      ___________
  OTHER ASSETS - Note A
    Goodwill                           3,101,092        3,181,666
    Organization costs                    87,860          107,384
                                     ___________      ___________
     TOTAL OTHER ASSETS                3,188,952        3,289,050
                                     ___________      ___________
TOTAL ASSETS                         $ 4,702,038      $ 5,619,529
                                     ===========      ===========












 See accountants' report and notes to consolidated financial statements.

                        SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                                 DECEMBER 31, 1995 AND 1994


                            LIABILITIES AND SHAREHOLDERS' DEFICIT



                                                  1995          1994
                                              ___________   ___________
  CURRENT LIABILITIES
     Accounts payable                         $ 1,915,521   $  966,280
     Note payable - bank - Note C                 200,000      200,000
     Note payable - officer - Note F                -0-        100,000
     Note payable - shareholder - Note F            -0-         70,000
     Note payable - convertible debt               52,000       78,000
     Accrued expenses                             190,120      124,008
     Accrued wages - officer - Note M             372,417      145,833
     Current portion of long term debt          1,252,741      594,852
                                              ___________  ___________
           TOTAL CURRENT LIABILITIES            3,982,799    2,278,973
                                              ___________  ___________

     Long term debt - Note D                    2,840,615    3,593,342

           TOTAL LIABILITIES                    6,823,414    5,872,315

  SHAREHOLDERS' DEFICIT
      Common stock - Note H                         6,400        6,400
      Preferred stock - Note H                    226,000      200,000
      Additional paid-in capital                  388,600      388,600
      Retained earnings (deficit)              (2,742,376)    (847,786)
                                              ___________  ___________
  TOTAL SHAREHOLDERS' DEFICIT                  (2,121,376)    (252,786)
                                              ___________  ___________
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT   $ 4,702,038  $ 5,619,529
                                              ===========  ===========












 See accountants' report and notes to consolidated financial statements.

                       SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                          CONSOLIDATED STATEMENT OF OPERATIONS

                           FOR THE YEAR ENDED DECEMBER 31, 1995


                                                               Percent
                                                1995          of Sales
                                            ___________      ___________

  SALES                                     $ 7,689,730         100.00%
    COST OF GOODS SOLD                        4,395,070          57.16
                                            ___________    ___________
  GROSS PROFIT                                3,294,660          42.84
                                            ___________    ___________
  SELLING AND ADMINISTRATIVE EXPENSES

     Salaries and commissions                 1,116,980          14.52
     Interest expense                           484,176           6.30
     Freight                                    376,277           4.89
     Travel                                     338,841           4.41
     Shows expense                              453,735           5.90
     Education                                  219,007           2.85
     Consulting                                  72,626            .94
     Rent - building                            171,500           2.23
     Research and development                    52,234            .68
     Amortization                               100,098           1.30
     Advertising and promotion                  439,793           5.72
     Insurance                                   87,486           1.14
     Telephone                                   78,266           1.02
     Office expense                               1,589            .02
     Postage                                     54,883            .71
     Payroll taxes                               53,731            .70
     Professional fees                           63,694            .83
     Employment fees                             33,047            .43
     Show support expense                        85,243           1.11
     Supplies                                    31,164            .41
     Miscellaneous                               19,819            .25
     Depreciation                                23,498            .31
     Training                                    14,582            .19
     Rent - equipment                            20,269            .26
     Repairs and maintenance                      9,744            .13
     Employee benefits                            5,222            .06
     Entertainment                               35,674            .46
     Utilities                                    5,243            .06
     Dues and subscriptions                       1,285            .02
                                             ___________     __________
         TOTAL SELLING AND ADMINISTRATIVE
           EXPENSES                           4,449,706         57.85
                                            ___________      __________





 See accountants' report and notes to consolidated financial statements.

                SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                FOR THE YEAR ENDED TO DECEMBER 31, 1995



                                                              Percent
                                                  1995        of Sales
                                              __________     __________

NET LOSS FROM OPERATIONS                      (1,155,046)       (15.01)

OTHER INCOME AND EXPENSE
  Interest                                           227           .00
  Royalties                                     (384,384)        (5.00)
  Bad debts                                     (315,467)        (4.10)
                                              __________     _________

   TOTAL OTHER INCOME AND EXPENSE-NET           (699,624)        (9.10)
                                              __________     _________

LOSS BEFORE INCOME TAXES                      (1,854,670)       (24.11)
INCOME TAX BENEFIT                                     0           .00
                                              __________     _________
   NET LOSS                                  $(1,854,670)       (24.11)%
                                              ==========     =========

























See accountants' report and notes to consolidated financial statements.

                SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                    CONSOLIDATED STATEMENT OF OPERATIONS

      FOR THE PERIOD FROM INCEPTION (MAY 18, 1994) TO DECEMBER 31, 1994



                                                           Percent
                                               1994       of Sales
                                           ___________   __________
  SALES                                   $ 3,023,495       100.00%

   COST OF GOODS SOLD                       1,916,061        63.37
                                           ___________   __________
  GROSS PROFIT                              1,107,434        36.63
                                           ___________   __________

  SELLING AND ADMINISTRATIVE EXPENSES

    Salaries and commissions                  456,189        15.09
    Interest expense                          212,429         7.03
    Freight                                   193,490         6.40
    Travel                                    171,595         5.68
    Shows expense                             164,437         5.44
    Consulting                                 92,727         3.07
    Rent - building                            64,140         2.12
    Research and development                   56,755         1.88
    Relocation expense                         45,726         1.51
    Amortization                               51,039         1.68
    Advertising and promotion                  38,259         1.27
    Insurance                                  37,833         1.25
    Telephone                                  33,093         1.09
    Office expense                             25,333          .84
    Postage                                    23,221          .77
    Payroll taxes                              22,093          .73
    Professional fees                          17,787          .59
    Employment fees                            16,393          .54
    Show support expense                       14,249          .47
    Supplies                                   12,566          .42
    Miscellaneous                               9,784          .32
    Depreciation                                8,842          .29
    Training                                    7,893          .26
    Rent - equipment                            6,465          .21
    Employee benefits                           4,289          .14
    Entertainment                               3,763          .13
    Utilities                                   1,602          .05
    Dues and subscriptions                      1,161          .04
                                          ___________      _________
      TOTAL SELLING AND ADMINISTRATIVE
       EXPENSES                             1,793,153        59.31
                                          ___________      _________




   See accountants' report and notes to consolidated financial statements.

                SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

    FOR THE PERIOD FROM INCEPTION (MAY 18, 1994) TO DECEMBER 31, 1994



                                                              Percent
                                                  1994       of Sales
                                              __________    __________

NET LOSS FROM OPERATIONS                        (685,719)     (22.68)

OTHER INCOME AND EXPENSE
  Interest                                           878         .03
  Royalties                                     (149,535)      (4.95)
                                              __________    _________

   TOTAL OTHER INCOME AND EXPENSE-NET           (148,657)      (4.92)
                                              __________    _________

LOSS BEFORE INCOME TAXES                        (834,376)     (27.60)
INCOME TAX BENEFIT                                     0         .00
                                              __________    _________
    NET LOSS                                $   (834,376)     (27.60)%
                                              ==========    =========





























See accountants' report and notes to consolidated financial statements.

                SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                 STATEMENT OF RETAINED EARNINGS (DEFICIT)

                 FOR THE YEAR ENDED DECEMBER 31, 1995 AND

    FOR THE PERIOD FROM INCEPTION (MAY 18, 1994) TO DECEMBER 31, 1994


         Balance, May 18, 1994                            $     -0-

         1994 Net Loss                                       (834,376)

         1994 Dividends                                       (13,410)
                                                          _____________
         Balance, December 31, 1994                       $  (847,786)
                                                          _____________

         1995 Net Loss                                     (1,854,670)

         1995 Dividends                                       (39,920)
                                                          _____________
         Balance, December 31, 1995                       $(2,742,376)
                                                          =============





























See accountants' report and notes to consolidated financial statements.

               SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                           STATEMENT OF CASH FLOWS

                   FOR THE YEAR ENDED DECEMBER 31, 1995


                                                            1995
                                                        ____________

  Cash Flows From Operating Activities:

   Net loss                                             $(1,854,670)

  Adjustments to reconcile net income to net cash
   provided by operating activities:
  Depreciation                                              23,498
  Amortization                                             100,098
  Bad Debts                                                217,965
  (Increase) decrease in:
    Accounts receivable                                          5
    Inventory                                              395,738
    Prepaid expenses and other current assets               70,412
   Increase (decrease) in:
    Accounts payable                                       949,241
    Accrued expenses                                        51,029
    Accrued wages - officer                                241,667
                                                       ___________
   Net adjustment                                        2,049,653
                                                       ___________

   Net cash used by operating activities                   194,983

Cash Flows From Investing Activities:
      Purchase of equipment                                (26,553)
                                                       ___________
      Net cash used by investing activities                (26,553)
                                                       ___________
Cash Flows From Financing Activities:
      Repayment of capital lease                           (6,321)
      Repayments of short-term debt                      (170,000)
      Repayments of long-term debt                        (88,517)
      Dividends paid                                      (39,920)
                                                      ___________
                                                         (304,758)
                                                      ___________









        See accountants' reports and notes to financial statements.

                  SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                     FOR THE YEAR ENDED DECEMBER 31, 1995




                                                             1995
                                                           _________


       Net increase (decrease) in cash                    $(136,328)

         Cash, beginning of year                            165,415
                                                           _________
       Cash, end of year                                  $  29,087
                                                           =========
       Supplemental Disclosure of Cash Flow Information

           Interest paid                                  $ 484,176
                                                          =========






























          See accountants' report and notes to financial statements.

               SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                           STATEMENT OF CASH FLOWS

    FOR THE PERIOD FROM INCEPTION (MAY 18, 1994) TO DECEMBER 31, 1994



                                                               1994
                                                           ____________

  Cash Flows From Operating Activities:

   Net loss                                                $  (834,376)

  Adjustments to reconcile net income to net cash
   provided by operating activities:
  Depreciation                                                  8,842
  Amortization                                                 51,039
    (Increase) decrease in:
    Accounts receivable                                      (731,198)
    Inventory                                              (1,251,354)
    Prepaid expenses and other current assets                (120,617)
    Other assets                                           (3,340,090)
   Increase (decrease) in:
    Accounts payable                                          966,280
    Accrued expenses                                          124,008
    Accrued wages - officer                                   145,833
                                                          ___________
   Net adjustment                                          (4,147,256)
                                                          ___________

   Net cash used by operating activities                   (4,981,632)

Cash Flows From Investing Activities:

      Purchase of equipment                                   (70,737)
                                                          ___________
      Net cash used by investing activities                   (70,737)
                                                          ___________

Cash Flows From Financing Activities:

      Proceeds from sale of common stock                      595,000
      Borrowings from line of credit                          200,000
      Borrowings from long-term debt                        4,249,635
      Borrowings from short-term debt                         540,000
      Net borrowings from capital lease                        16,559
      Repayments of short-term debt                          (370,000)
      Dividends paid                                          (13,410)
                                                          ___________
                                                            5,217,784
                                                          ___________




          See accountants' report and notes to financial statements.

                  SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

          FOR THE PERIOD FROM INCEPTION (MAY 18, 1994) TO DECEMBER 31, 1994


                                                               1994
                                                             ________

       Net increase (decrease) in cash                      $ 165,415

         Cash, beginning of year                                -0-
                                                             ________
       Cash, end of year                                    $ 165,415
                                                             ========

       Supplemental Disclosure of Cash Flow Information

           Interest paid                                    $ 129,421
                                                             ========
































          See accountants' report and notes to financial statements.

                 SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                       DECEMBER 31, 1995 AND 1994



     NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Business Activity - Trevor Sorbie of America, Inc.
is a manufacturer and wholesale distributor of hair care products.

          Basis of Presentation - The accompanying consolidated financial statements include the accounts of:

               Name of Entity                         Type of Entity
         ________________________________         ____________________
          Trevor Sorbie of America, Inc.              C-Corporation
          Trevor Sorbie S A, Inc.                     C-Corporation
          Sorbie Acquisition Company                  C-corporation

          Trevor Sorbie of America, Inc. is a wholly owned subsidiary of Sorbie Acquisition Company. All significant intercompany transactions have been eliminated in consolidation.

          Trevor Sorbie S A, Inc. was incorporated July 14,
1994 and had no activity in 1994. The Corporation did have activity during 1995. All significant intercompany transactions have been eliminated in consolidation.

          Allowance for Doubtful Accounts - Bad debts are provided on the allowance method based on historical experience and management's evaluation of outstanding accounts receivable. The allowance for doubtful accounts is $217,965 and $-O-, at December 31, 1995 and 1994, respectively.

          Cash Equivalents - For cash flows purposes, the Company considers investments with an original maturity date of three months or less to be a cash equivalent.

          Concentration of Credit Risk - In the course of its operations, the Company grants credit to its customers, substantially all of whom are beauty salon chains.

          Inventory - Inventory is carried at the lower cost or market, cost being determined on the first-in, first-out (FIFO) basis.

          Equipment and Leasehold Improvements - Equipment and leasehold improvements are recorded to cost. Equipment is depreciated over the estimated useful life of the asset using the straight-line method.

              SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                      DECEMBER 31, 1995 AND 1994


          Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Intangibles - Intangible assets consist of goodwill and organization costs. Goodwill is being amortized over a forty year period using the straight-line method. Organization costs are being amortized over a six year period using the straight-line method.

          Income taxes - The company accounts for its income taxes using the financial accounting standards board statement of financial accounting standards number 109, "Accounting For Income Taxes" (SFAS No. 109), which requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. Deferred tax expense or benefit is recognized as a result of the changes in the assets and liabilities during the year.

     NOTE B - INVENTORIES

          Inventories consist of the following:

                                                      1995         1994
                                                   _________      ________

                Raw materials and supplies         $ 170,074      $265,128
                Finished goods                       685,542       986,226
                                                   _________      ________
                Total                              $ 855,616    $1,251,354
                                                   =========    ==========

     NOTE C - NOTE PAYABLE - BANK

          The company has a line of credit with Northside Deposit Bank
     for $200,000.   An interest rate of prime plus two percent is
     payable monthly. The outstanding balance at December 31, 1995 and 1994 was $200,000.

                 SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                        DECEMBER 31, 1995 AND 1994



     NOTE D - LONG-TERM DEBT

          Long-term debt as of December 31, 1995 and 1994:

          Promissory note - payable in equal         1995           1994
          semi-annual installments of $325,000 due ________       _________
          January 31 and July 31, commencing
          January 31, 1996.  Interest is payable
          quarterly at a rate of prime plus two
          percent. See Note K                     $3,250,000    $3,250,000

          Promissory note - payable on
          June 30, 1996.  Interest is payable
          monthly at a rate of 14 percent            500,000      500,000
          See Note K

          Promissory note - payable quarterly.       333,118      421,635
          See Note O

          Capital lease - Note E                      10,238       16,559
                                                  __________    _________
                                                   4,093,356    4,188,194

                     Less current portion          1,252,741      594,852
                                                  __________   __________
                           LONG TERM DEBT         $2,840,615   $3,593,342
                                                  ==========   ==========

           Future principal payments are as follows:

                     Year ending
                     December 31
                     ___________

                         1996                        $  1,252,741
                         1997                             726,251
                         1998                             728,989
                         1999                             735,375
                         2000                             650,000
                                                      ___________
                                                      $ 4,093,356
                                                      ===========
     NOTE E - CAPITAL LEASE

          Trevor Sorbie of America, Inc. has entered into a lease for equipment. The term is 3 years. Based on the provisions of

               SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                       DECEMBER 31, 1995 AND 1994



     NOTE E - CAPITAL LEASE - continued

   statement number 13, issued by the financial accounting standards board, the leases meet the criteria of capital leases and, accordingly, have been recorded as such. The assets are stated on the balance sheet at a cost of $19,026. Depreciation of $7,135 has been recognized to date.

          Future minimum lease payments under the capital lease, together with the present value of minimum lease payments subsequent to December 31, 1995 are as follows:

                       1996                      $   7,816
                       1997                          3,256
                                                 _________
                                                    11,072

           Less an explicit interest
           rate of 10.8% interest                      834
                                                 _________
           Present value of minimum
           lease payments                        $  10,238
                                                 =========

     NOTE F - RELATED PARTY TRANSACTIONS

          The Corporation had a note payable to the President and majority shareholder. At December 31, 1994 the balance on the note was $100,000. The note bears interest at a rate of 12%.
This note was repaid during 1995.

          The corporation had a note payable to a
shareholder. At December 31, 1994 the balance on the note was $70,000. The note bears interest at a rate of 12% through July 15, 1995.
This note was repaid during 1995.

     NOTE G - INCOME TAXES

          The net current and noncurrent deferred tax asset and net noncurrent deferred tax liability as presented in the accompanying balance sheets consist of the following amounts of deferred tax assets and liabilities:

                SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                          DECEMBER 31, 1995 AND 1994




     NOTE G - INCOME TAXES - continued

                                              1995             1994
                                            __________      __________
             Deferred tax assets            $1,086,942        $337,454
             Deferred tax liabilities           (3,735)         (6,585)
             Valuation allowance            (1,083,207)       (330,869)
                                            __________      __________
                                            $        0        $      0
                                            ==========      ==========

          The deferred tax asset balances are primarily the result of temporary differences in inventory, property and equipment and accrued expenses for book and tax purposes and net operating loss carryforwards. The deferred tax liability balance is the result of differences using accelerated depreciation methods for federal and state tax purposes.

          The components of the income tax provision (benefit) for income taxes for the year ended December 31, 1995 and 1994 are as follows:

                                                  1995          1994
                                              __________      _________
           Current
             Federal                          $    -0-        $    -0-
             State                                 -0-             -0-
                                              __________      _________
             Net current income tax provision
               (benefit)                           -0-             -0-

            Deferred
              Federal                           (827,021)      (250,095)
              State                             (256,186)       (80,774)
                                              __________      _________

          Net deferred income tax benefit     (1,083,207)      (330,869)
                                              __________      _________

              Total income tax benefit       $(1,083,207)     $(330,869)
                                             ===========      =========

                SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                          DECEMBER 31, 1995 AND 1994



     NOTE G - INCOME TAXES - continued


     As of December 31, 1995, the company has a state loss carryforward of $2,332,334 that may be used to offset against future taxable income. The loss carryforward will begin to expire in the year ending December 31, 1997.

     As of December 31, 1995, the company has a federal loss carryforward of $2,332,334 that may be used to offset against future taxable income. The loss carryforward will begin to expire in the year ending December 31, 2009.

NOTE H - CAPITAL STOCK

     The following is a summary of the various classes of capital stock at December 31, 1995 and 1994.

Preferred Stock
                                                    1995          1994
                                                 =========      =========
    Preferred stock (Class A) - no par value,
      1,000 shares authorized, 8 shares
      issued and outstanding                     $ 200,000      $ 200,000

    Preferred stock (Class C) - $26,000 par
      value, 1,000 shares authorized, 1 share
      issued and outstanding                        26,000          -0-
                                                 _________       _________

    Total Preferred Stock                        $ 226,000        200,000
                                                 =========       =========

 Common Stock
                                                    1995          1994
                                                 =========      =========
     Common stock - no par value, 10,000
     shares authorized, 6,400 shares issued
     and outstanding                             $   6,400      $   6,400
                                                 =========      =========

               SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                          DECEMBER 31, 1995 AND 1994




NOTE I - SALES TO A MAJOR CUSTOMER

     Sales to one customer consisted of approximately 15.1% and 12.5% of total sales for 1995 and 1994, respectively.

NOTE J - MAJOR SUPPLIER

          Two vendors accounted for approximately 100% of the Company's raw materials purchases for 1995 and 1994.

NOTE K - SUBSEQUENT EVENT

     On June 28, 1996, Stephan Co. purchased 100% of the
Company's stock. At the time of purchase no payments had been made on the promissory notes.

NOTE L - NOTE PAYABLE - CONVERTIBLE DEBT

     This note payable is convertible into 2 shares of preferred stock (Class B) $26,000 par value.

NOTE M - ACCRUED WAGES - WAGES - OFFICER

     The Company and the President have entered into an employment agreement. The portion unpaid has been accrued.

NOTE N - RESTATEMENT

     Subsequent to the issuance of the reviewed financial statements for the year ended December 31, 1994, it was determined that deferred tax benefits may not be utilized and 100% allowance should be made. In addition, the accrued wages to the officer were erroneously omitted. These restatements result in additional losses of $330,869 and $145,833, respectively.


NOTE O - RESTATEMENT

     Subsequent to the issuance of the audited financial statements for the years ended December 31, 1995 and 1994. It was determined that a royalty agreement was converted to long-term debt. These restatements result in reducing losses by $76,627 and $47,030, respectively.

             SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

             UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

          FOR THE PERIOD JANUARY 1, 1996 THRU JUNE 27, 1996








































             SORBIE ACQUISITION COMPANY AND SUBSIDIARIES
                            BALANCE SHEET



                            ASSETS


                                              June 27,
                                                1996
                                            ___________

CURRENT ASSETS

 Cash and cash equivalents                  $   128,445
 Accounts receivable, net                       288,032
 Inventories, net                               857,224
 Prepaid expenses and other
  current assets                                 12,480
                                            ___________

   TOTAL CURRENT ASSETS                       1,286,181

PROPERTY, PLANT AND EQUIPMENT, net               55,550

INTANGIBLE ASSETS, net                        3,066,241

NOTE RECEIVABLE                                    -

OTHER ASSETS                                     79,725
                                            ___________

   TOTAL ASSETS                             $ 4,487,697
                                            ===========















                       (UNAUDITED)




        SORBIE ACQUISITION COMPANY AND SUBSIDIARIES
                       BALANCE SHEET






             LIABILITIES AND STOCKHOLDERS' DEFICIT



                                             June 27,
                                               1996
                                           ____________

CURRENT LIABILITIES

 Trade accounts payable
  and accrued expenses                     $  2,897,615
 Stephan debenture                              500,000
 Finance lease - Northside                        6,805
 Note payable - Northside                       200,000
 Note payable - convertible debt                 52,000
 Current portion long term debt                 834,596
                                           ____________

   TOTAL CURRENT LIABILITIES                  4,491,016

LONG TERM DEBT                                2,701,617
                                           ____________

TOTAL LIABILITIES                             7,192,633

STOCKHOLDERS' DEFICIT

  Common stock                                    6,400
  Additional paid in capital                    388,600
  Preferred stock - Class A                     200,000
  Preferred stock - Class C                      26,000
  Retained earnings                          (3,325,936)
                                           ____________

    TOTAL STOCKHOLDERS' DEFICIT              (2,704,936)
                                           ____________
TOTAL LIABILITIES AND
  STOCKHOLDERS' DEFICIT                    $  4,487,697
                                           ============



                         (UNAUDITED)


           SORBIE ACQUISITION COMPANY AND SUBSIDIARIES

                    STATEMENTS OF OPERATIONS




                For the Period Jan 1 thru June 27, 1996
                =======================================



NET SALES                                     $ 2,234,193

COST OF GOODS SOLD                                937,073
                                              ___________

GROSS PROFIT                                    1,297,120

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                       1,864,780
                                              ___________

OPERATING INCOME                                 (567,660)

OTHER INCOME(EXPENSE)
  Interest income                                    -
  Other income                                      7,908
                                              ___________

LOSS BEFORE TAXES                                (559,752)

INCOME TAXES                                         -
                                              ___________

NET LOSS                                      $  (559,752)
                                              ===========














                        (UNAUDITED)

                    SORBIE ACQUISITION COMPANY AND SUBSIDIARIES
                             STATEMENT OF CASH FLOWS
                     FOR THE PERIOD JAN 1, THRU JUNE 27, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
  NET LOSS                                                     $  (559,752)
                                                               -----------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATING ACTIVITIES:
  DEPRECIATION                                                       9,400
  AMORTIZATION                                                      42,986
   (INCREASE) DECREASE IN:
    ACCOUNTS RECEIVABLE                                            225,196
    INVENTORY                                                       (1,608)
    PREPAID EXPENSES                                                37,725
   INCREASE (DECREASE) IN:
    ACCOUNTS PAYABLE AND ACCRUED EXPENSES                          419,557
                                                                ----------
NET ADJUSTMENT                                                     733,256
                                                                ----------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                   $   173,504
                                                                ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 REPAYMENTS OF LONG TERM DEBT                                   $  (50,348)
 DIVIDENDS PAID                                                    (23,798)
                                                                ----------
    NET CASH USED BY FINANCING ACTIVITIES                      $   (74,146)
                                                                ----------

NET INCREASE IN CASH                                           $    99,358

CASH, BEGINNING OF PERIOD                                      $    29,087
                                                                ----------
CASH, END OF PERIOD                                            $   128,445
                                                                ==========



                                 (UNAUDITED)





              (b)  Pro Forma Financial Information

     On June 28, 1996, the Registrant, pursuant to stock purchase and other agreements, acquired all of the outstanding capital stock of Sorbie Acquisition Co. and Subsidiaries ("Sorbie") for 32,632 shares of common stock of the Registrant, in addition to other consideration. Sorbie had been a major customer of the Registrant since 1995.

     The following revised pro forma financial statements represent historical financial statements of the Registrant and Sorbie as if the transaction had taken place as of the beginning of 1995 and for the period ended June 27, 1996. The
Registrant accounted for the acquisition as a purchase and recorded approximately $4,350,000 as the cost in excess of the fair market value of the assets acquired. The revised pro forma financial statements reflect amortization of goodwill over a 25 year period.

     The revised pro forma statements may not be indicative of the results that would have occurred if the acquisition had been effective as of the dates indicated, or the results of operations that may be obtained in the future. The revised pro forma financial statements should be read in conjunction with the information filed with the 8-K dated June 28, 1996, as well as the first amendment to that 8-K, filed August 22, 1996, and the second amendment filed September 16, 1996.

































              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
               (in thousands)


                        STEPHAN CO.  SORBIE                       PRO
                        & SUBS.      ACQ. CO            ADJUST    FORMA
                        HISTORICAL   & SUBS.            -MENTS    CONSLD
                        06/27 1996   06/27 1996  COMB   DR (CR)   06/30 1996
                        -----------------------------------------------------
ASSETS
Cash & cash equivalents   $ 7,790   $   128   $  7,918     $  -      $ 7,918
Accounts receivable, net    5,430       288      5,718   e  (1,807)    3,911
Inventory                   8,136       858      8,994        -        8,994
Prepaid expenses &
 other current assets         227        12        239        -          239
Note receivable               500       -          500   d    (500)     -
Property & equipment, net   2,081        56      2,137        -        2,137
Goodwill & other assets    21,264     3,146     24,410 c,d    (794)   23,616
                         ___________________________________________________

     TOTAL ASSETS         $45,428   $ 4,488    $49,916     $(3,101)  $46,815
                         ===================================================

LIABILITIES & EQUITY
Accounts payable
  & accrued exp.         $  1,981   $ 2,898    $ 4,879   e $ 1,807   $ 3,072
Notes & current
  debt payable              3,181     1,593      4,774   d     500     4,274
Taxes payable                 407      -           407   g     146       261
Deferred taxes                167      -           167        -          167
Long term debt              5,842     2,702      8,544   d     750     7,794
                          __________________________________________________

   TOTAL LIABILITIES       11,578     7,193     18,771       3,203    15,568

Stockholders' equity       33,850    (2,705)    31,145   h    (102)   31,247
                           __________________________________________________
TOTAL LIABILITIES
 & S/H EQUITY             $45,428   $ 4,488    $49,916     $ 3,101   $46,815
                           ==================================================




















                   UNAUDITED PRO FORMA CONSOLIDATED PROFIT & LOSS
                   (in thousands, except per share data)



                     STEPHAN CO. SORBIE                            PRO
                     & SUBS.     ACQ CO.                           FORMA
                     HISTORICAL  & SUBS.               ADJUST      CONSLD
                     01/01 THRU  01/01 THRU            -MENTS      01/01 THRU
                     06/27 1996  06/30 1996  COMB     DR  (CR)     06/30 1996
                    --------------------------------------------------------

Net Sales            $12,922    $ 2,234     $15,156   e  $   937     $14,219
Less: Cost of Sales    5,173        937       6,110   e     (937)      5,173
                    ________________________________________________________

     GROSS PROFIT      7,749      1,297       9,046         -          9,046

Selling, general &                                   a-d,
 administrative exp.   4,008      1,865       5,873   f     (274)      5,599
Interest income          194       -            194   d,f    109          85
Other income              43          8          51         -             51
                    ________________________________________________________

Income before taxes    3,978       (560)      3,418         (165)      3,583

Federal & State
 income taxes          1,476       -          1,476   g     (147)      1,329
                    ________________________________________________________

       NET INCOME    $ 2,502    $  (560)    $ 1,942      $  (312)    $ 2,254

                    ========================================================
Net income per share  $  .61       N/A          N/A          N/A     $  .54

                    ========================================================
Weighted average
 shares outstanding    4,131         33       4,164          N/A       4,164

                    ========================================================


ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS

(a) Decrease royalty expense as per revised contracts in effect at acquisition date - $45,000.

(b) Elimination of Pennsylvania office expenses - $20,000.

(c) To provide for additional amortization of goodwill, in the amount of $4,350,000, amortized over a 25-year life - $44,000.

(d) Net effect of long-term debt reduction and refinancing on interest income ($39,000) and interest expense ($253,000).

(e) Elimination of intercompany accounts receivable/payable and intercompany sales.

(f) Decrease in intercompany interest income/expense - $69,000.

(g) Decrease income tax expense as a result of adjusted net loss of acquired company - $147,000.

(h) Net effect of pro forma adjustments made.













              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
               (in thousands)


                        STEPHAN CO.   SORBIE                           PRO
                        & SUBS.       ACQ CO.              ADJUST      FORMA
                        HISTORICAL    & SUBS.              -MENTS      CONSLD
                        12/31/95      12/31/95    COMB     DR  (CR)    1995
                        ------------------------------------------------------
ASSETS
Cash & cash equivalents   $ 7,711     $   29     $ 7,740     $  -     $ 7,740
Accounts receivable, net    5,414        513       5,927   f  (1,662)   4,265
Inventory                   7,059        856       7,915        -       7,915
Prepaid expenses &
 other current assets         252         50         302        -         302
Property & equipment, net   2,098         65       2,163        -       2,163
Note Receivable               500       -            500   d    (500)    -
Goodwill & other assets    19,428      3,189      22,617       1,175   23,792
                         _____________________________________________________

     TOTAL ASSETS         $42,462   $  4,702     $47,164     $  (987) $46,177
                         =====================================================

LIABILITIES & EQUITY
Accounts payable
  & accrued exp.          $ 3,610   $  2,530     $ 6,140   f $ 1,662  $ 4,478
Notes & current
  debt payable              1,065      1,452       2,517   d     500    2,017
Deferred taxes                120       -            120        -         120
Long term debt              9,112      2,841      11,953   d     750   11,203
                          _____________________________________________________

      TOTAL LIABILITIES    13,907      6,823      20,730       2,912   17,818
Stockholders' equity       28,555     (2,121)     26,434   i  (1,925)  28,359
                         _____________________________________________________
TOTAL LIABILITIES
 & S/H EQUITY             $42,462    $ 4,702     $47,164     $   987  $46,177
                         =====================================================




















                   UNAUDITED PRO FORMA CONSOLIDATED PROFIT & LOSS
                   (in thousands, except per share data)



                        STEPHAN CO.   SORBIE                          PRO
                        & SUBS.       ACQ CO.               ADJUST    FORMA
                        HISTORICAL    & SUBS.              - MENTS    CONSLD
                        12/31/95      12/31/95    COMB     DR  (CR)   1995
                        ------------------------------------------------------

Net Sales               $26,197      $ 7,690    $33,887   f  $ 3,572  $30,315
Less: Cost of Sales      12,653        4,395     17,048   f   (3,572)  13,476
                        _____________________________________________________
      GROSS PROFIT       13,544        3,295     16,839         -      16,839

Selling, general &                                      a-e,
 administrative exp.      7,525        5,150     12,675   g     (788)  11,887
Other income                407         -           407  d,g     164      243
                         _____________________________________________________

Income before taxes       6,426       (1,855)     4,571         (624)   5,195

Federal & State
 income taxes             2,111         -         2,111  h      (455) $ 1,656
                         ____________________________________________________

       NET INCOME       $ 4,315      $(1,855)   $ 2,460      $(1,079) $ 3,539
                         ====================================================
Net income per share    $ 1.05          N/A      N/A          N/A     $  .85
                         ====================================================
Weighted average
 shares outstanding       4,128           33     4,161       N/A       4,161
                         ====================================================


ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS

(a) Decrease royalty expense as per revised contracts in effect at acquisition date - $190,000.

(b) Elimination of Pennsylvannia office expenses - $40,000.

(c) To provide additional amortization of goodwill in the amount of $4,350,000 amortized over a 25-year life - $74,000.

(d) Net effect of long-term debt reduction and refinancing on interest. Decrease in interest expense ($296,000), interest income ($79,000) and eliminate intercompany long-term debt/note receivable.

(e) Decrease shows and convention expense - $200,000 and selling/travel - $50,000 for Trevor Sorbie appearances no longer required by contract.

(f) Elimination of intercompany accounts receivable/payable and intercompany sales.

(g) Decrease of intercompany interest income/expense - $85,000.

(h) Decrease income tax expense as a result of net loss of acquired company $455,000.

(i) Net effect of Pro Forma adjustments.








     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the state of Florida on October 9, 1996


The Stephan Co.

By:


/s/ David Spiegel

David Spiegel
Chief Financial Officer